UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2026

GLUCOTRACK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41141	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Rte. 17 North, Ste. 800, Rutherford, NJ	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 842-7715

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GCTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K originally filed by Glucotrack, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on July 15, 2026 (the “Original Report”), is being filed solely to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K in connection with the reverse merger transaction previously reported under Item 2.01 (Completion of Acquisition or Disposition of Assets) in the Original Report.

This Amendment does not reflect any events occurring after the filing of the Original Report and does not amend or update any disclosures contained therein, except as expressly provided herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 2.01 in the Company’s Original Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

●	Unaudited condensed financial information of Lokahi Therapeutics Inc. (“Lokahi”) as of June 30, 2026, and for the six months ended June 30, 2026 and 2025, and the related notes, which are included as Exhibit 99.1 hereto and incorporated herein by reference; and

●	Audited financial statements of Lokahi for the years ended December 31, 2025, and December 31, 2024, and the related notes, which are included as Exhibit 99.2 hereto and incorporated herein by reference.

The financial information in the section to be titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lokahi Therapeutics Inc.” is included as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

●	The unaudited pro forma combined balance sheets of the Company and Lokahi as of June 30, 2026 have been prepared to reflect the effects of the merger as if it occurred on June 30, 2026. The unaudited pro forma combined statements of operations for the Company and Lokahi for the year ended December 31, 2025, and the six months ended June 30, 2026, assume the merger closed on January 1 of the respective year, which are included as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Kreit & Chiu CPA LLP, Independent Registered Public Accounting Firm.
99.1	Unaudited condensed financial information as of June 30, 2026, and for the six months ended June 30, 2026 and 2025
99.2	Audited financial statements for the years ended December 31, 2025 and December 31, 2024
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lokahi Therapeutics Inc. for the six months June 30, 2026
99.4	Unaudited proforma consolidated financial information
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucotrack, Inc.

Date: August 28, 2026	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer